UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 2, 2025
________________________________________________________________________________________________
Crescent Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)
________________________________________________________________________________________________

Cayman Islands	001-36177	06-1686563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fifth Avenue Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 430-5595
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value per share	CBIO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Strategic Transaction with Sichuan Kelun-Biotech Biopharmaceutical Co., Ltd.
On December 2, 2025, Crescent Biopharma Operating Company, LLC (“Crescent OpCo”), the wholly owned subsidiary of Crescent Biopharma, Inc., a Cayman Islands exempted company (together with its subsidiaries, “Crescent” or the “Company”), entered into two license agreements with Sichuan Kelun-Biotech Biopharmaceutical Co., Ltd. (“Kelun-Biotech”) (the “Strategic Transaction”), each of which is described below.
CR-001 License Agreement
On December 2, 2025, Crescent OpCo and Kelun-Biotech entered into a License Agreement (the “CR-001 License Agreement”) under which Crescent OpCo granted Kelun-Biotech an exclusive, royalty-bearing license to research, develop, manufacture and commercialize CR-001, Crescent’s proprietary bispecific antibody directed to VEGF and PD-1, in greater China (including mainland China, Hong Kong, Macau and Taiwan) (collectively, the “SKB Territory”). Crescent retains all rights to CR-001 outside the SKB Territory.

Under the CR-001 License Agreement, Kelun-Biotech is responsible for development, manufacturing, regulatory and commercial activities for CR-001 in the SKB Territory, and is obligated to use commercially reasonable efforts to develop and commercialize at least one CR-001 product candidate in the SKB Territory.

Kelun-Biotech will pay Crescent OpCo:
•$20.0 million within 30 days of signing;
•up to $30.0 million in development milestone payments; and
•tiered royalties ranging from low- to mid-single digits based on annual net sales in the SKB Territory, subject to customary reductions and a royalty floor on reductions.

Additionally, Crescent OpCo may be required to pay Kelun-Biotech $5.0 million if Kelun-Biotech initiates a Crescent OpCo approved combination study with CR-001 prior to December 31, 2026.

The CR-001 License Agreement includes initial supply of CR-001 drug product, a data-sharing framework, know-how and manufacturing technology transfer provisions, intellectual property provisions, and customary termination rights, including reversion and license-back mechanics in specified circumstances.
SKB105 License and Collaboration Agreement
On December 2, 2025 (the “Effective Date”), Crescent OpCo and Kelun-Biotech entered into a License and Collaboration Agreement (the “SKB105 License Agreement”), under which Kelun-Biotech granted Crescent OpCo an exclusive license to research, develop, manufacture and commercialize SKB105, Kelun-Biotech’s proprietary integrin beta-6-directed antibody-drug conjugate, in all territories outside the SKB Territory.

Crescent OpCo is responsible for all development, manufacturing, regulatory and commercial activities for SKB105 outside the SKB Territory and is obligated to use commercially reasonable efforts to develop, obtain regulatory approval for, manufacture (or have manufactured) and commercialize at least one SKB105 product in the United States and at least three (3) major European markets.

Under the SKB105 License Agreement, Crescent OpCo has agreed to pay Kelun-Biotech:
•$80.0 million to be paid within 30 days of signing;
•up to $345.0 million in development milestone payments;
•up to $902.5 million in sales-based milestone payments;
•tiered royalties ranging from mid-single digits to low-double digits based on annual net sales, subject to customary reductions and a royalty floor;
•sublicense and divestiture revenue-sharing payments of low double-digit percentages of any sublicense or divestiture consideration on account of SKB105 paid or payable to the Company within 18 months after the effective date of the definitive agreement in connection with any such triggering transaction; and
•a potential payment of low-single digits to low-double digits of any change of control consideration (including cash or any other consideration) received by equity holders of the Company if the Company undergoes a qualifying change-of-control transaction within 24 months.

The SKB105 License Agreement includes initial supply of SKB105 drug product, a data-sharing arrangement, know-how and manufacturing technology transfer provisions, intellectual property provisions, and customary termination rights, including reversion and license-back mechanics in specified circumstances.

Copies of the CR-001 License Agreement and the SKB105 License Agreement will be filed as exhibits to a subsequent periodic report of the Company.
Amendment No. 1 to License Agreement with Paragon Therapeutics, Inc.
On December 2, 2025, Crescent OpCo entered into Amendment No. 1 (the “Amendment”) to the License Agreement, dated April 28, 2025, by and between Crescent OpCo and Paragon Therapeutics, Inc., a Delaware corporation (the “Paragon License”), relating to CR-001. The purpose of the Amendment was to amend certain terms of the Paragon License for the sole purpose of accommodating and aligning with the sublicense for the CR-001 License Agreement with Kelun-Biotech.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Private Placement
On December 4, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain institutional and other accredited investors (each, a “Purchaser” and collectively, the “Purchasers”). The closing of the Private Placement (the “Closing”) is expected to occur on December 8, 2025, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Purchasers agreed to purchase an aggregate of 13,795,685 ordinary shares with a par value of US$0.001 per share of the Company (the “Ordinary Shares”), at a purchase price per share of $13.41 (or, for certain investors in lieu of Ordinary Shares, pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Ordinary Shares (the “Pre-Funded Warrant Shares”), at a purchase price per underlying Pre-Funded Warrant Share of $13.409, which represents the per share purchase price of the Ordinary Shares less the $0.001 per share exercise price for each Pre-Funded Warrant), for an aggregate purchase price of approximately $185.0 million.

The Pre-Funded Warrants will be exercisable at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of Ordinary Shares outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage to a percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Purchasers, on the other hand, and customary conditions to closing.

Based on the Company’s current plans, the Company believes its existing cash and cash equivalents, together with the net proceeds from the Private Placement, will be sufficient to fund its operations and capital expenditure requirements into 2028.

Also on December 4, 2025, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides that the Company will register the resale of the Ordinary Shares and the Pre-Funded Warrant Shares. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission no later than 30 days after the date of the Closing, and to use its reasonable best efforts to have the registration statement declared effective within 60 days thereafter, subject to certain exceptions.

The Company has also agreed to, among other things, indemnify the Purchasers, their officers, directors, agents, partners, members, managers, stockholders, affiliates, investment advisers and employees under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The securities issued and sold to the Purchasers under the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, or under any state securities laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The Company engaged Jefferies LLC, TD Securities (USA) LLC, Guggenheim Securities, LLC, Cantor Fitzgerald & Co. and Wedbush & Co., LLC as placement agents for the Private Placement, and Piper Sandler & Co. served as financial advisor for the Private Placement. The Company has agreed to pay customary placement agent and financial advisory fees and reimburse certain expenses of the placement agents.

The foregoing summary of the Purchase Agreement, the Registration Rights Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the form of Registration Rights Agreement and the form of Pre-Funded Warrant, copies of which are filed as Exhibits 10.2, 10.3 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.
To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On December 4, 2025, the Company made available a press release announcing the Strategic Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On December 4, 2025, the Company made available a press release announcing the Private Placement and certain corporate updates. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. On December 4, 2025, the Company made available on its website, www.crescentbiopharma.com, a presentation to be used in meetings with investors in December 2025. A copy of the presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (“Form 8-K”), including the information in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and in the presentation attached as Exhibit 99.3 to this Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Form 8-K, including the information in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and in the presentation attached as Exhibit 99.3 to this Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 8.01 Other Events.
On December 4, 2025, the Company provided the following updates to investors on its pipeline and anticipated milestones for its clinical development programs:
CR-001, a PD-1 x VEGF bispecific antibody
•The Company expects to initiate its global Phase 1/2 clinical trial of CR-001 in patients with solid tumors in the first quarter of 2026. The design of the clinical trial is outlined in the below chart:

CR-001 planned first in human global Phase 1/2 study design

Dose Escalation (2L+)
Backfill (2L+ and 1L) 2
Dose Optimization (1L)
8 tumor types 1
Up to 8 optional tumor-specific cohorts per DL 1
N ≤ 180
1-3 tumor type(s)
RP2D
DL 4 N = 3
DL 3 N = 3
DL 2 N = 3
DL 1 N = 3
DL 4 N ≤ 12 per tumor-specific cohort
DL 4 N ≤ 12 per tumor-specific cohort
DL 4 N ≤ 12 per tumor-specific cohort
DL 4 N ≤ 12 per tumor-specific cohort
1:1
DL X N ~ 20 per tumor type
DL Y N ~ 20 per tumor type
Optional Dose Expansion 3
1-4 optional tumor-specific cohort(s)
DL X or Y N ≤ 50 per tumor type

1. 8 tumor types: hepatocellular carcinoma, biliary tract cancer, gastric cancer, colon cancer, endometrial carcinoma, cervical cancer, ovarian cancer, and non-small cell lung cancer | **2.** Dose regimens for backfill cohorts will be determined by emerging data and doses deemed adequately tolerated per the SRC. Each dose level may have up to 8 different tumor-specific cohorts that can enroll up to 12 participants each for a maximum of approximately 180 participants in backfill. | **3.** Selected dose expansion tumor types may include tumor types from backfill or other solid tumor indications not previously evaluated. | **Abbreviations:** DL = dose level; RP2D = recommended Phase 2 dose

Note: CR-001 Phase 1/2 design pending regulatory feedback.

•The Company anticipates reporting proof-of-concept clinical data from the planned Phase 1/2 clinical trial of CR-001 in the first quarter of 2027, including safety, pharmacokinetic, pharmacodynamic and early anti-tumor activity.
•CR-001’s anti-VEGF design may also normalize the vasculature at the tumor site, which the Company believes has the potential to improve the localization and effectiveness of combination therapies, such as the planned administration of CR-001 with antibody drug conjugates (“ADCs”). The Strategic Transaction is intended to increase the scope and number of combination studies planned with CR-001. The Company plans to evaluate CR-001 in combination with multiple ADCs, including CR-002 and CR-003 (SKB105), with initial combination data expected by year-end 2027.
CR-002, a topoisomerase inhibitor ADC targeting PD-L1
•The Company previously announced preclinical data for CR-002, a topoisomerase inhibitor ADC directed to PD-L1, a validated target known to have high expression in multiple solid tumors.
•The Company expects to submit an IND for CR-002 in mid-2026 to support initiation of a planned Phase 1/2 trial in solid tumors in the second half of 2026, with proof-of-concept data expected in the second half of 2027.
CR-003, a topoisomerase inhibitor ADC targeting Integrin beta-6
•CR-003 (in-licensed as SKB105, as described above in Item 1.01), discovered by Kelun-Biotech, is a topoisomerase inhibitor ADC directed to integrin beta-6, which is overexpressed in many solid tumors with minimal expression in most normal tissues.
•Kelun-Biotech has announced that it plans to initiate a Phase 1/2 clinical trial of CR-003 in Greater China in the first quarter of 2026, with proof-of-concept data expected in the first quarter of 2027. The Company expects to initiate a combination study of CR-003 and CR-001 in the first quarter of 2027 with initial data anticipated by year-end 2027.
Pipeline Expansion Opportunities
•The Company also announced that it plans to continue to pursue opportunities to advance its strategy in immuno-oncology and ADC combinations through internal efforts and with partners, including Kelun-Biotech and Paragon Therapeutics.

Anticipated Milestones
First Quarter of 2026
•Initiation of Phase 1/2 trial of CR-001
•Initiation of Phase 1/2 trial of CR-003

Second Half of 2026
•Initiation of Phase 1/2 trial of CR-002
•Initiation of the first Phase 1/2 ADC combination trial with CR-001

First Quarter of 2027
•Proof-of-concept clinical data from Phase 1/2 trial of CR-001
•Proof-of-concept clinical data from Phase 1/2 trial of CR-003

First Half of 2027
•Initiation of Phase 1/2 trial of CR-001 in combination with CR-003

Second Half of 2027
•Proof-of-concept clinical data from Phase 1/2 trial of CR-002

By Year-End 2027
•Initial clinical data from first ADC combination Phase 1/2 trial with CR-001
•Initial clinical data from Phase 1/2 trial of CR-001 in combination with CR-003
Forward-Looking Statements
Certain statements in this Form 8-K, other than purely historical information, may constitute "forward-looking statements" within the meaning of the federal securities laws, including for purposes of the "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation, the potential benefits of treatment with the Company’s product candidates, the expected benefits or opportunities with respect to the strategic partnership between the Company and Kelun-Biotech, the ability for each of CR-001 and CR-003 (SKB105) to perform as monotherapies and in combination, the potential for CR-001 to be developed in additional combinations, including with proprietary ADC pipeline assets, the timing of regulatory submission, design, enrollment, indication selection, dosing, timing of initiation, progress, timing of readouts, and results of clinical trials for CR-001, CR-002, and CR-003 both as monotherapy and in combinations, pipeline expansion opportunities, the potential benefits of treatment with and the market for CR-001, the potential for CR-001 to be a foundational immuno-oncology backbone, the potential for CR-001’s anti-VEGF activity to normalize the vasculature at the tumor site to improve the localization and effectiveness of combination therapies, closing of the private placement, the Company’s agreement to register the securities issued in the private placement, the expected amount and use of proceeds from the private placement and the Company’s anticipated cash runway. The words "opportunity," "potential," "milestones," "pipeline," "can," "goal," "strategy," "target," "anticipate," "achieve," "believe," "contemplate," "continue," "could," "estimate," "expect," "intends," "may," "plan," "possible," "project," "should," "will," "would" and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, that the expected benefits of, and opportunities related to, the strategic partnership between the Company and Kelun-Biotech may not be realized by either party or may take longer to realize than anticipated, that the potential of CR-001 and/or CR-003 may change, that either party may fail to discover and develop any commercially successful product candidates through the strategic partnership, that CR-001, CR-002, or CR-003 may not receive regulatory approval and, if approved, such product candidates may not be commercially successful, that the Company has no clinical data regarding cancer patients that have been treated with

CR-001, CR-002, or CR-003 and there can be no assurance that the Company’s clinical trials will be completed successfully and/or produce results necessary to support regulatory approval for commercialization, that the Company may not reach the anticipated milestones at the times outlined in this release or at all, the Company’s limited operating history, including with respect to clinical trials, the Company’s historical losses and any future ability to generate revenue, the Company’s ability to raise capital to support its business plans, risks associated with clinical development and regulatory approval, risks related to the Company’s intellectual property, the Company’s reliance on third parties, including to help develop its product candidates and run its clinical trials, as well as to manufacture its product candidates, the Company’s dependence on key personnel, the Company’s estimates of market opportunity may prove to be inaccurate, significant disruptions of information technology systems or breaches of data security, litigation and regulatory risks, as well as those factors more fully described in the Company’s most recent filings with the Securities and Exchange Commission (including its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025), and the Company’s other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company.

Item 9.01        Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
10.1†	Amendment No. 1 to the License Agreement, dated December 2, 2025, by and between Crescent Biopharma Operating Company, LLC and Paragon Therapeutics, Inc.
10.2††	Form of Securities Purchase Agreement, dated December 4, 2025, by and between Crescent Biopharma, Inc. and each purchaser thereto.
10.3	Form of Registration Rights Agreement, dated December 4, 2025, by and between Crescent Biopharma, Inc. and the other parties thereto.
99.1	Press Release, dated December 4, 2025.
99.2	Press Release, dated December 4, 2025.
99.3	Investor Presentation, dated December 4, 2025.
104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted because they are both (i) not material and (ii) customarily and actually treated as private or confidential.
††
Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BIOPHARMA, INC.

Date: December 4, 2025	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	Chief Executive Officer